As filed with the Securities and Exchange Commission on January 6, 2006

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08428

The Tocqueville Alexis Trust
(Exact name of registrant as specified in charter)

The Tocqueville Alexis Trust
40 W. 57th Street, 19th Floor
New York, NY 10019
(Address of principal executive offices) (Zip code)

Colin C. Ferenbach, President
The Tocqueville Alexis Trust
40 W. 57th Street, 19th Floor
New York, NY 10019
(Name and address of agent for service)

212-698-0800
Registrant's telephone number, including area code

Date of fiscal year end: October 31

Date of reporting period: October 31, 2005

Item 1. Report to Stockholders.

L E T T E R   T O   I N V E S T O R S
2005 Annual Report

Dear Shareholder:

As I re-read last year’s annual letter I was tempted just to reprint the first paragraph, so little had changed. But somebody would have remembered and I would end up embarrassed. I wrote that the stock market would mostly mark time, and it did. I wrote that the economy would continue a measured recovery, and it did. I wrote that corporate earnings would do better than the economy, and they did. Now what do we foresee? I hate to say it, but again we see little change except that stocks sensitive to rising interest rates will probably not be a favored area.

The Fund’s total return for the fiscal year was +5.54%, as compared with the return on the Standard & Poor’s 500 Stock Index (“S&P”) of +8.72%. Short-term leads and lags are to be expected. In calendar 1998, we lagged the S&P by 23.7%, and in calendar 2000, we led it by 25%. In a longer perspective, for the five years ended on October 31, 2005, our return was +13.63% vs. -8.36% for the S&P, for a positive difference of approximately 22%. Please see page four for more complete performance reports.

Our three most important investment categories last year were banks, 15.94%, information technology (“IT”), 14.78%, and pharmaceuticals, 12.66%. The banking segment did well, but the other two were disappointing. In IT, we own the leading companies in their industry sectors; companies with no debt and plenty of cash. At the height of the technology stock market “bubble” these stocks sold at very high price-earnings ratios, and we considered them over-priced. Now they sell at prices around the average market price-earnings multiple, where we consider them excellent value. Outstanding companies will not sell indefinitely at average prices. We think that also applies to some of the world’s greatest pharmaceutical companies.

For four years, the Fund had an above-average holding in oil and gas producing companies. It seemed to us self-evident that the new middle-classes in Asia were going to want to drive the cars they were buying and that the days of $25 oil were over, but it was not evident to most investors. Then in 2005, it became evident to all in a “gusher” when oil went to $60 a barrel. Now it looks the opposite to us. Higher prices are braking demand growth, oil inventories are within their historically normal ranges and transitory supply interruptions are being corrected. What is new is speculative demand. “Open” (i.e., uncompleted) oil contracts on the futures exchanges have nearly doubled in number and sextupled in value in three years. The holders of those contracts have three options: roll them over at expiration into new contracts, sell them out, or take delivery of the oil. Airlines and industrial users can take the third option, but speculative holders appear to be just rolling over contracts for now. We foresee considerable risk so we gradually reduced our energy holdings over the year.

TOCQUEVILLE ALEXIS FUND      A N N U A L R E P O R T      1

Our five best stocks for the year were Rayovac, the battery maker. It had almost doubled in price when it announced acquisitions that did not excite us and we sold it. Somewhat incredibly, it now sells below where it was a year ago. United Health Group, the leading health maintenance insurer. Devon Energy, primarily a natural gas producer. AIG Group, the insurance giant that we bought when the New York State Attorney General put it under a cloud. And Getty Images, owner of one of the world’s two largest photographic archives.

Our five worst stocks were 99-Cent Only Stores, a repeat offender. We sold it. Leggett & Platt, a manufacturer of a multitude of metal parts for fabricators of consumers’ metal products. They have a fine long-term record but stumbled last summer. Andrew Corp., a mid-sized company primarily equipping mobile telephone infrastructure. Pfizer, the drug giant whose problems are all-too-familiar from the press. And Microsoft, which typifies our sentiments expressed above.

Thanks again for your support,

Yours very truly,

Colin Ferenbach
President

2       A N N U A L   R E P O R T      TOCQUEVILLE ALEXIS FUND

The graph below assumes an initial gross investment of $10,000 made on June 27, 1984 and shows how the Fund and its predecessor have performed. The Fund began operations on June 23, 1994. Results for the period prior to that date reflect the performance of HCM Partners, L.P., a limited partnership (the “Partnership”). On June 23, 1994 the Fund acquired the assets of the Partnership in exchange for shares of the Fund. Mr. Colin Ferenbach had primary responsibility for managing the Partnership and has had primary responsibility for managing the Fund since its inception. Although the Fund is managed in a manner that is in all material respects equivalent to the management of the Partnership, the information below should not be viewed as an indication of the future performance of the Fund. It includes information regarding the Partnership’s operations for periods before the Fund’s registration statement became effective. The Partnership was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions that are imposed by that Act. If the Partnership had been registered, its performance might have been adversely affected. In addition, the expenses borne by the Fund are higher than those borne by the Partnership.

TOCQUEVILLE ALEXIS FUND      A N N U A L   R E P O R T       3

Average Annual Total Return of the Fund FOR THE PERIODS ENDED OCTOBER 31, 2005
	One Year	Five Year	Ten Year	Since Inception*
Tocqueville Alexis Fund	5.54%	2.59%	10.10%	10.68%
S&P 500® Stock Index	8.72%	(1.74)%	9.34%	11.02%
Lipper Multi-Cap Core Funds Index	11.98%	(0.15)%	9.00%	10.25%
Wilshire 4500 Index	16.70%	3.16%	9.82%	10.95%
*June 23, 1994

Average Annual Total Return of the Fund and Partnership FOR THE PERIODS ENDED OCTOBER 31, 2005
	One Year	Five Year	Ten Year	Since Inception*
Tocqueville Alexis Fund	5.54%	2.59%	10.10%	11.97%
S&P 500® Stock Index	8.72%	(1.74)%	9.34%	13.05%
Lipper Multi-Cap Core Funds Index	11.98%	(0.15)%	9.00%	11.85%
Wilshire 4500 Index	16.70%	3.16%	9.82%	12.42%
*June 27, 1984

Total return calculations reflect fee waivers in effect for 1994, 1995, 2003, 2004, and 2005. In the absence of fee waivers, total return performance would be reduced. Total return is based on net change in NAV assuming reinvestment of distributions. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Past performance is no guarantee of future results. The performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The S&P 500 Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

The Lipper Multi-Cap Core Funds Index includes funds that, by portfolio practice, have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the S&P SuperComposite Index.

The Wilshire 4500 Index is an unmanaged index of all U.S. equity securities with readily available price data that are not included in the S&P 500 Stock Index.

A direct investment in either the S&P 500 Stock Index, the Lipper Multi-Cap Core Funds Index or the Wilshire 4500 Index is not possible.

4      A N N U A L  R E P O R T      TOCQUEVILLE ALEXIS FUND

Expense Table

As a Shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees where applicable; and (2) ongoing costs, including advisory fees; distribution (12b-1) and service fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2005 through October 31, 2005).

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the first number in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional cost, such as redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing cost only, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your cost would have been higher.

		Hypothetical Performance
	Actual Performance	(5% return before expenses)
Beginning Account Value (05/01/05)	$1,000.00	$1,000.00
Ending Account Value (10/31/05)	1,006.10	1,018.68
Expenses Incurred During Period	6.54	6.58

Expenses are equal to the Fund’s annualized expense ratio of 1.294% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

TOCQUEVILLE ALEXIS FUND      A N N U A L   R E P O R T      5

S C H E D U L E    O F    I N V E S T M E N T S

October 31, 2005

Shares		Value
	COMMON STOCKS 93.98%

	Banks 15.94%
40,000	East West Bancorp, Inc.	$1,531,600
30,000	First Midwest Bancorp, Inc.	1,140,600
125,000	Hang Seng Bank Ltd. - ADR (HK)	1,620,475
28,464	HSBC Holdings PLC - ADR (UK)	2,241,824
17,500	M&T Bank Corp.	1,882,650
35,000	Marshall & Isley Corp.	1,503,600
40,000	Mercantile Bankshares Corp.	2,254,400
25,000	Zions Bancorp.	1,836,750
		14,011,899

	Beverages 1.48%
50,000	Koninklijke Grolsch N.V. - (NETH)	1,303,316

	Building & Housing 1.62%
50,000	Masco Corp.	1,425,000

	Consumer Non-Durables 2.11%
35,000	Colgate-Palmolive Co.	1,853,600

	Diversified Manufacturing 2.16%
25,000	3M Co.	1,899,500

	Drug & Hospital Supplies 12.66%
25,000	Eli Lilly and Company	1,244,750
40,000	Johnson & Johnson	2,504,800
30,000	Medtronic, Inc.	1,699,800
40,000	Novartis AG - ADR (CH)	2,152,800
10,000	Pfizer Inc.	217,400
30,000	Sepracor, Inc.*	1,687,500
20,000	Stryker Corp.	821,400
12,500	Zimmer Holdings, Inc.*	797,125
		11,125,575

See Notes to Financial Statements.

6      A N N U A L   R E P O R T      TOCQUEVILLE ALEXIS FUND

S C H E D U L E   O F   I N V E S T M E N T S   ( c o n t ’ d . )

October 31, 2005

Shares		Value
	COMMON STOCKS 93.98% (cont’d.)

	Food Services 1.45%
40,000	Sysco Corp.	$1,276,400

	Furnishings & Appliances 1.37%
60,000	Leggett & Platt, Inc.	1,202,400

	Healthcare 2.63%
40,000	United Health Group, Inc.	2,315,600

	Information Technology 14.78%
40,000	Automatic Data Processing, Inc.	1,866,400
100,000	Cisco Systems, Inc.*	1,745,000
55,000	Dell, Inc.*	1,753,400
200,000	EMC, Corp.*	2,792,000
70,000	Intel Corp.	1,645,000
65,000	Microsoft Corp.	1,670,500
60,000	Molex, Inc.	1,518,600
		12,990,900

	Insurance 6.79%
30,000	American International Group, Inc.	1,944,000
60,000	Hannover Rueckverischerung AG - (GER)	2,164,404
50,000	Willis Group - (UK)	1,857,000
		5,965,404

	Office Supplies & Forms 2.58%
40,000	Avery Dennison Corp.	2,266,000

	Oil - Domestic/International 5.97%
21,880	Devon Energy Corp.	1,321,114
30,000	Murphy Oil Corp.	1,405,500
20,000	Total SA - ADR (FR)	2,520,400
		5,247,014

See Notes to Financial Statements.

TOCQUEVILLE ALEXIS FUND      A N N U A L   R E P O R T      7

S C H E D U L E   O F   I N V E S T M E N T S   ( c o n t ’ d . )

October 31, 2005

Shares		Value
	COMMON STOCKS 93.98% (cont’d.)

	Paper & Forest Products 2.16%
30,000	Weyerhaeuser Co.	$1,900,200

	Publishing 5.86%
40,000	Dow Jones & Company, Inc.	1,356,400
25,000	Getty Images, Inc.*	2,075,250
44,000	John Wiley & Sons, Inc. - Class A	1,724,800
		5,156,450

	Real Estate Investment Trust 3.87%
80,000	General Growth Properties, Inc.	3,398,400

	Retailing 5.06%
75,000	Borders Group, Inc.	1,472,250
35,000	Carrefour SA - (FR)	1,556,190
30,000	Wal-Mart Stores, Inc.	1,419,300
		4,447,740

	Telecommunications 3.48%
130,000	Andrew Corp.*	1,380,600
100,000	Nokia Corp. - ADR (FI)	1,682,000
		3,062,600

	Transportation 2.01%
75,000	TNT NV ADR (NETH)	1,770,000

	Total Common Stocks
	(cost $64,069,968)	82,617,998
Principal
Amount

	TREASURY BOND 4.17%
2,000,000	UK Treasury Bond 7.50%, 12/07/2006
	(cost $3,599,349)	3,660,166

See Notes to Financial Statements.

8      A N N U A L   R E P O R T      TOCQUEVILLE ALEXIS FUND

S C H E D U L E   O F   I N V E S T M E N T S   ( c o n t ’ d . )

October 31, 2005

Shares		Value
	SHORT-TERM INVESTMENTS 2.92%

	Money Market Funds 2.92%
2,569,696	Fidelity Institutional Money Market Portfolio	$2,569,696

	Total Short-Term Investments
	(cost $2,569,696)	2,569,696

	TOTAL INVESTMENTS 101.07%	$88,847,860
	(cost $70,239,013)

Liabilities in Excess of Other Assets (1.07%)		(937,167)

TOTAL NET ASSETS 100%		$87,910,693

	Country Abbreviations:
	(CH) - Switzerland (HK) - Hong Kong
	(FR) - France (NETH) - Netherlands
	(FI) - Finland (UK) - United Kingdom
	(GER) - Germany

	* Non-income producing security
	ADR American Depository Receipt

See Notes to Financial Statements.

TOCQUEVILLE ALEXIS FUND      A N N U A L   R E P O R T      9

P E R C E N T   O F   T O T A L   I N V E S T M E N T S

T O P     T E N     S T O C K     H O L D I N G S

27.5% of the Fund
General Growth Properties, Inc.	3.8%
EMC, Corp.	3.1%
Total SA - ADR (FR)	2.8%
Johnson & Johnson	2.8%
United Health Group. Inc.	2.6%
Avery Dennison Corporation	2.6%
Mercantile Bankshares Corp.	2.5%
HSBC Holdings PLC - ADR (UK)	2.5%
Hannover Rueckverischerung AG - (GER)	2.4%
Novartis AG - ADR (CH)	2.4%
Total	27.5%

10      A N N U A L   R E P O R T      TOCQUEVILLE ALEXIS FUND

S T A T E M E N T    O F    A S S E T S    A N D    L I A B I L I T I E S

October 31, 2005

Assets:
Investments, at market value(1)	$88,847,860
Cash	103,011
Interest and dividend receivable	147,485
Receivable for fund shares sold	21,237
Receivable for investment securities sold	1,711,771
Receivable from Advisor	44,207
Prepaid expenses and other assets	14,413
Total Assets	90,889,984

Liabilities:
Payable for investment securities purchased	2,822,154
Accrued distribution fee	13,972
Advisory fees payable	56,813
Accrued expenses and other liabilities	86,352
Total Liabilities	2,979,291
Net Assets	$87,910,693

Components of Net Assets:	$64,584,233
Additional paid-in capital
Undistributed net investment income	32,349
Accumulated net realized gains on investments and foreign currency transactions	4,685,424
Net unrealized appreciation on investments and foreign currency related items	18,608,687
Net Assets	$87,910,693
Shares of beneficial interest outstanding
(unlimited shares of $0.001 par value authorized)	6,282,320
Net asset value, offering and redemption price per share	$13.99
(1)Cost of Investments	$70,239,013

See Notes to the Financial Statements.

TOCQUEVILLE ALEXIS FUND      A N N U A L   R E P O R T      11

S T A T E M E N T    O F    O P E R A T I O N S

For the Year Ended October 31, 2005

Investment Income:
Dividends (net of foreign taxes withheld of $59,961)	$1,476,648
Interest	216,637
Total Investment Income	1,693,285

Operating Expenses:
Advisory fees	533,058
Legal fees	223,860
Distribution fees	222,108
Transfer agent fees	77,702
Administration and accounting fees	58,741
Audit fees	47,739
Printing fees	25,369
Registration fees	24,734
Trustees fees	24,001
Custodian fees	16,877
Insurance expense	2,907
Other expenses	10,443
Total Expenses	1,267,539
Distribution fees waived (note 4c)	(117,910)
Net Expenses	1,149,629

Net Investment Income	543,656

Net realized gain (loss) from:
Investments	4,696,966
Foreign currency transactions	(5,934)
Net change in unrealized appreciation (depreciation) on:
Investments	(645,579)
Translation of assets and liabilities in foreign currency	(326)
Net realized and unrealized gain from
investments and foreign currency transactions	4,045,127
Net increase in net assets resulting from operations	$4,588,783

See Notes to the Financial Statements.

12      A N N U A L   R E P O R T      TOCQUEVILLE ALEXIS FUND

S T A T E M E N T S    O F    C H A N G E S    I N    N E T    A S S E T S

	Year	Year
	Ended	Ended
	October 31,	October 31,
	2005	2004

Increase in Net Assets from Operations:
Net investment income	$543,656	$290,326
Net realized gain on investments and foreign currency
transactions	4,691,032	7,498,814
Net change in unrealized appreciation (depreciation) on
investments and translation of other assets and
liabilities denominated in foreign currencies	(645,905)	225,511
Net increase in net assets from operations	4,588,783	8,014,651

Dividends Paid to Shareholders:
From net investment income	(492,234)	(633,646)
From net realized gains	(7,548,588)	(3,416,293)
Total dividends paid to shareholders	(8,040,822)	(4,049,939)

Capital Share Transactions:
Proceeds from shares sold	16,529,226	5,500,051
Value of shares issued in reinvestment of dividends	5,718,254	3,079,192
Cost of shares redeemed**	(12,250,251)	(3,108,040)
Increase in net assets from capital share
transactions	9,997,229	5,471,203
Total increase in net assets	6,545,190	9,435,915

Net Assets:
Beginning of year	81,365,503	71,929,588
End of year*	$87,910,693	$81,365,503

* Including undistributed net investment income of $32,349 and $58,356 at October 31, 2005 and
October 31, 2004, respectively.
** Net of redemption fees of $11,972 and $894 at October 31, 2005 and October 31, 2004, respectively.

See Notes to the Financial Statements.

TOCQUEVILLE ALEXIS FUND      A N N U A L   R E P O R T      13

F I N A N C I A L    H I G H L I G H T S

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
(For a Share Outstanding	Oct. 31,	Oct. 31,	Oct. 31,	Oct. 31,	Oct. 31,
Throughout each Year)	2005	2004	2003	2002	2001

Net Asset Value, Beginning of Year	$14.54	$13.81	$11.96	$12.88	$17.37

Increase (Decrease) from
Investment Operations:
Net investment income	0.09	0.05	0.08	0.03	0.07
Net realized and unrealized gains (losses) on
investments and foreign currency transactions	0.75	1.46	2.05	(0.56)	(2.16)
Total from investment operations(1)	0.84	1.51	2.13	(0.53)	(2.09)

Less Dividends:
Dividends paid to shareholders:
From net investment income	(0.08)	(0.12)	(0.08)	(0.03)	(0.06)
From net realized gains	(1.31)	(0.66)	(0.20)	(0.36)	(2.34)
Total dividends to shareholders	(1.39)	(0.78)	(0.28)	(0.39)	(2.40)

Net Asset Value, End of Year	$13.99	$14.54	$13.81	$11.96	$12.88

Total Return	5.54%	11.15%	18.12%	(4.44)%	(14.11)%

Supplemental Data and Ratios:
Net assets, end of year (in 000’s)	$87,911	$81,366	$71,930	$65,631	$71,872
Ratios of expenses to average net assets:
Net of waivers	1.29%	1.29%	1.35%	1.38%	1.22%
Before waivers	1.42%	1.39%	1.45%	1.38%	1.22%
Ratios of net investment income to average net
assets:
Net of waivers	0.61%	0.37%	0.62%	0.21%	0.45%
Before waivers	0.48%	0.27%	0.52%	0.21%	0.45%
Portfolio turnover rate	43%	61%	63%	54%	60%

(1) Total from investment operations per share includes redemption fees of $0.00, $0.00 and $0.00 for the years ended October 31, 2005, 2004 and 2003, respectively.

See Notes to Financial Statements.

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N O T E S    T O    F I N A N C I A L    S T A T E M E N T S

1. Organization and Business

The Tocqueville Alexis Trust (the “Trust”) is an investment company registered under the Investment Company Act of 1940, as amended. It is organized as a Delaware business trust as a diversified, open ended management investment company. The investment company currently consists of Tocqueville Alexis Fund (the “Fund”).

2. Significant Accounting Policies

a) Portfolio Valuation: Securities for which market quotations are readily available are valued at market value, which is determined by using the last reported sale or official closing price, or if no sales are reported, and in the case of certain securities traded over-the-counter, at the mean between the last reported bid and asked prices on the date as of which the net asset value is being determined. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets, including any restricted and/or illiquid securities, will be valued at their fair market value as determined pursuant to procedures adopted by the Trustees.

Trading in securities on European and Far Eastern securities exchanges normally is completed before the calculation of the Fund’s net asset value. Trading on these foreign exchanges may not take place on all days on which there is regular trading on the New York Stock Exchange (“NYSE”), or may take place on days on which there is no regular trading on the NYSE. Similarly, the Fund may hold securities traded on domestic markets where the market may close early on a given day prior to calculation of the Fund’s net asset value. Events affecting the value of such securities held by a Fund that occurs between the close of trading in the security and the close of trading on the NYSE normally will not be reflected in the Fund’s calculation of the net asset value. Significant events will be closely monitored, and where it is determined that an adjustment should be made to the security’s value because significant intervening events have caused a Fund’s net asset value to be materially inaccurate, the security will be priced at its fair value in accordance with the procedures approved by the Trustees.

b) Foreign Currency Transactions: Transactions denominated in foreign currencies are recorded in the Fund’s records at the prevailing exchange rate at the time of each respective transaction. Asset and liability accounts that are denominated in a foreign currency are adjusted to reflect the current exchange rate at the end of the period. Transaction gains or losses resulting from changes in the exchange rate during the reporting period or upon settlement of the foreign currency transaction are reported in operations as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar-denominated transactions.

TOCQUEVILLE ALEXIS FUND      A N N U A L   R E P O R T      15

N O T E S    T O    F I N A N C I A L    S T A T E M E N T S    ( c o n t ’ d . )

c) Security Transactions and Investment Income: Security transactions are recorded on trade-date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

The cost of investments sold and related gain or loss thereon is determined by use of the identified cost basis for financial reporting and income tax purposes. Discounts and premiums on debt securities are amortized for book and tax purposes using the effective yield-to-maturity method over the term of the instrument.

d) Distributions to Shareholders: Dividends from net investment income are declared and paid semi-annually. Any net realized capital gains will be distributed annually. Income distributions and capital gain distributions are determined in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are charged or credited to paid-in-capital, undistributed net investment income or accumulated net realized gains, as appropriate, in the period the differences arise; temporary differences do not require reclassification.

At October 31, 2005 undistributed net investment income and accumulated net realized gain/ (loss) on investments have been adjusted for current period book/tax differences which arose principally from differing book/tax treatments of foreign currency transactions. Net assets were not affected by these reclassifications:

Accumulated
Undistributed	Net Realized
Net Investment	Gain/(Loss) on
Income	Investments
$(77,429)	$77,429

e) Federal Taxes: The Fund is a separate entity for Federal income tax purposes. It is the Fund’s policy to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies, and to pay out most of its net investment income and net capital gains to its shareholders. Therefore, no Federal income or Excise tax provision is required.

Because Federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the composition of net assets for tax purposes differ from those reflected in the accompanying statements.

16     A N N U A L   R E P O R T      TOCQUEVILLE ALEXIS FUND

N O T E S    T O    F I N A N C I A L    S T A T E M E N T S    ( c o n t ’ d . )

The tax character of net assets at October 31, 2005 were as follows:

Capital paid-in	$64,584,233
Accumulated capital gain	4,767,926
Undistributed ordinary income	—
Unrealized appreciation	19,142,376
Unrealized depreciation	(583,682)
Unrealized foreign exchange loss	(160)
Net Assets	$87,910,693

The cost of investments for Federal income tax purposes at October 31, 2005 was $70,289,166. The cost of investments differ for financial statement and tax purposes primarily due to the tax deferral of wash sale losses.

The tax character of dividends was as follows:

	2005	2004
Ordinary Income	$ 492,234	$ 633,646
Long-term capital gains	7,548,588	3,416,293
Total Dividends	$8,040,822	$4,049,939

f) Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. Financial Instruments

The Fund may trade financial instruments with off-balance sheet risk in the normal course of investing activities and to assist in managing exposure to market risks such as interest rates and foreign currency exchange rates. The financial instruments include written options, forward foreign currency exchange contracts and futures contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At October 31, 2005, the Fund did not hold any financial instruments with off-balance sheet risk.

TOCQUEVILLE ALEXIS FUND      A N N U A L   R E P O R T     17

N O T E S   T O   F I N A N C I A L   S T A T E M E N T S    ( c o n t ’ d . )

4. Fees and Related Party Transactions

a) Investment Advisory Fees: Under an agreement between the Trust on behalf of the Fund and Tocqueville Asset Management L.P. (the “Adviser”), the Adviser serves as the Fund’s Investment Adviser. For investment advisory services, the Adviser receives monthly fees at the annual rate of 0.60% of the Fund’s average daily net assets.

b) Trustees’ Fees: Fees were paid to the Trustees and/or Officers of the Fund for the year ended October 31, 2005, but no fees were paid to any Trustee and/or Officer of the Fund who is also an employee of the Adviser.

c) Distribution Fees: The Trust, on behalf of the Fund, has adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Under the Plan, the Fund may spend no more each year than 0.25% of its average daily net assets to finance activity primarily intended to result in the sale of shares.

Pursuant to the Distribution Agreement, as compensation for its services, the Fund pays Lepercq, de Neuflize/Tocqueville Securities, L.P. (“Lepercq”), payable monthly in arrears, at the annual rate of 0.25% per annum of the Fund’s average daily net assets, less expenses incurred in the distribution of the Fund; provided that such fee shall be reduced to the extent necessary to result in the Fund’s expense ratio not exceeding the Expense Cap of 1.294% of its average daily net assets. For the year ended October 31, 2005, Lepercq waived $117,910 of its fees. This Fund is not expected to repay any such waived fees in future years.

Commissions earned by Lepercq for services rendered as a registered broker-dealer in securities transactions for the Fund for the year ended October 31, 2005 were $59,233.

d) Administrator, Transfer Agent, and Custodian Fees: As compensation for its administrative and accounting services, the Fund paid PFPC Inc. a fee, at the annual rate of 0.10% of the first $200,000,000 of average net assets; 0.075% of the next $200,000,000 of average net assets; 0.05% of the next $200,000,000 of average net assets; and 0.03% of the average net assets in excess of $600,000,000, with a minimum monthly fee of $8,333 (exclusive of out-of-pocket expenses). As transfer agent of the Fund, PFPC Inc. received a minimum monthly fee of $3,000 (exclusive of out-of-pocket expenses).

PFPC Trust Company served as custodian for the Fund’s U.S. assets. As compensation for its custodian services, the Fund paid PFPC Trust Company a fee, at the annual rate of 0.0175% of the Fund’s first $100,000,000 of average gross assets; 0.015% of the next $400,000,000 of average gross assets; 0.0125% of the next $500,000,000 of average gross assets; and 0.01% of the average gross assets in excess of $1,000,000,000 (exclusive of out-of-pocket expenses and transaction charges).

18     A N N U A L   R E P O R T      TOCQUEVILLE ALEXIS FUND

N O T E S   T O   F I N A N C I A L   S T A T E M E N T S   ( c o n t ’ d . )

On February 28, 2005 the Fund terminated its servicing agreements with PFPC Inc. as administrator and transfer agent and PFPC Trust Company as custodian to the Fund.

Effective March 1, 2005 the Fund entered into servicing agreements with U.S. Bancorp Fund Serv ices, LLC as transfer agent, fund accountant and sub-administrator to the Fund and U.S. Bank N.A. as custodian to the Fund.

5. Fund Share Transactions

The Fund is authorized to issue unlimited shares of common stock, par value $.001 per share. Effective July 1, 2003 a redemption fee of 2.00% was imposed on redemptions of shares held for 120 days or less, which is credited to paid in capital.

Between July 1, 2003 and June 7, 2004, the redemption fee did not apply to redemptions of shares where Tocqueville or Lepercq, de Neuflize/Tocqueville Securities, L.P. is the shareholder of record, or exercises discretion over the account and the redemption is made from a retirement account (this exemption from redemption fees was eliminated by the Fund on June 7, 2004). In addition, the Fund may in its sole discretion waive the redemption fee if it determines that doing so will not be harmful to the Fund.

For the year ended October 31, 2005, the Fund has not waived any redemption fees.

Transactions in shares of the Fund for the year ended October 31, 2005 and the year ended October 31, 2004, respectively, were as follows:

	2005	2004
Sale of shares	1,146,073	387,443
Shares issued to shareholders in reinvestment of dividends	397,604	220,405
Shares repurchased	(857,060)	(219,770)
Net increase	686,617	388,078
Shares outstanding:
Beginning of year	5,595,703	5,207,625
End of year	6,282,320	5,595,703

6. Purchases and Sales of Securities

For the year ended October 31, 2005, the cost of securities purchased and proceeds from securities sold, excluding short-term obligations, were $40,503,859 and $37,244,456, respectively.

TOCQUEVILLE ALEXIS FUND      A N N U A L   R E P O R T     19

R E P O R T    O F    I N D E P E N D E N T    R E G I S T E R E D
P U B L I C    A C C O U N T I N G    F I R M

To the Board of Trustees and
Shareholders of
Tocqueville Alexis Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Tocqueville Alexis Fund (the “Fund”) at October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 23, 2005

20     A N N U A L   R E P O R T      TOCQUEVILLE ALEXIS FUND

T R U S T E E S    A N D    O F F I C E R S

Number of
	Positions	Term of		Portfolios in
	Held	Office and		Fund Complex	Other
Name, Address	with the	Length of	Principal Occupation(s)	Overseen by	Directorships
and Age	Trust	Time Served	During Past 5 Years	Trustee(3)	Held by Trustee
INDEPENDENT TRUSTEES

D. Euan Baird	Trustee	Since fund	Formerly, Chairman, Rolls-Royce plc,	1	Areva, Scottish Power
40 West 57th Street	of the	inception, except	turbine engines. Formerly, Chair-		and Societe Generale
New York, NY 10019	Trust	for the period	man, President and Chief Executive
Age: 67		from December 8,	Officer of Schlumberger Ltd. (oil
		2003 to	field services, measurements and
		November 16,	systems). Director, Carnegie Corp. (a
		2004.(2)	non-profit co.)

William F. Indoe	Trustee	Since fund	Partner, Sullivan & Cromwell	1	None
Sullivan & Cromwell	of the	inception.(2)	(attorneys-at-law).
125 Broad Street	Trust
New York, NY 10004
Age: 63

Robert E. Kaufmann	Trustee	Since fund	Private investor. Executive Director,	1	None
5 Dingletown Road	of the	inception.(2)	The Association of HITWG Camps,
Greenwich, CT 06830	Trust		Inc. (a private charity) 2001-2002.
Age: 63			Director, Spencer Stuart and Asso-
ciates (executive search
consultants), 1995-1998; Headmaster
of Deerfield Academy, 1980-94;
Director of various mutual funds,
1985-92.

John F. McNiff	Trustee	Since fund	Formerly, Director of Allen Telecom	1	None
1105 Park Avenue	of the	inception.(2)	Inc. (manufacturer of tele-
New York, NY 10128	Trust		communications products). For-
Age: 63			merly, Director, Vice President-
Finance and Chief Financial Officer
of Dover Corporation (diversified
manufacturing company), 1996-2001
and 1983-2000, respectively.
INTERESTED TRUSTEES

Colin C. Ferenbach(1)	President	Since fund	Managing Director, Tocqueville Asset	1	None
40 West 57th Street	and	inception.(2)	Management L.P., since 2002.
New York, NY 10019	Trustee		Managing Director 1982-2002 of Ha-
Age: 71			ven Capital Management. Formerly,
General Partner of HCM Partners,
L.P. (financials services), 1984-94;
Principal, McCowan Associates, Inc.,
1980-83 (financial services); Princi-
pal Kleinwort Benson McCowan Inc.
(financial services), Goldman, Sachs
& Co. (financial services), 1957-76.

TOCQUEVILLE ALEXIS FUND      A N N U A L   R E P O R T     21

T R U S T E E S    A N D    O F F I C E R S    ( c o n t ’ d . )

Number of
	Positions	Term of		Portfolios in
	Held	Office and		Fund Complex	Other
Name, Address	With the	Length of	Principal Occupation(s)	Overseen by	Directorships
and Age	Trust	Time Served	During Past 5 Years	Trustee(3)	Held by Trustee
INTERESTED TRUSTEES

Robert Kleinschmidt(1)	Vice	Since 2002(2)	President, Chief Investment Officer and	6	President and Director,
40 West 57th Street	President		Director, Tocqueville Management		Tocqueville Manage-
New York, NY 10019	and		Corporation, the General Partner of Toc-		ment Corporation, the
Age: 55	Trustee		queville Asset Management L.P. and		General Partner of
			Lepercq, de Neuflize/Tocqueville Secu-		Tocqueville Asset Man-
			rities, L.P. from January 1994 to present;		agement L.P. and Lep-
			and Managing Director from July 1991 to		ercq, de Neuflize/
			January 1994; Partner, David J. Greene &		Tocqueville Securities,
			Co. from May 1978 to July 1991.		L.P.
OFFICERS

John P. Cassidy	Secretary,	Indefinite	Treasurer, Tocqueville Asset Manage-	-	-
40 W. 57th St.,	Treasurer	Term, less	ment L.P., from 2002 to present; In-
19th Floor		than 1 Year	dependent consultant, 2001; Deutsche
New York, NY 10019		Served	Bank Group, Vice President, 1997-2000
Age: 62

Elizabeth Bosco	Anti Money	Indefinite	Compliance Officer, Tocqueville Asset	-	-
40 W. 57th St.,	Laundering	Term, Since	Management L.P. from 1997 to present;
19th Floor	Compliance	2004	Chief Compliance Officer, Lepercq, de
New York, NY 10019	Officer		Neuflize/Tocqueville Securities, L.P. from
Age: 57			December 2004 to present.

Thomas Pandick	Chief	Indefinite	Chief Compliance Officer (October 2004-	-	-
40 W. 57th St.,	Compliance	Term,	present) Tocqueville Asset Management
19th Floor	Officer	Since 2004	L.P.; General Counsel (January-October
New York, NY 10019			2004) Tocqueville Asset Management L.P.;
Age: 58			Vice President, Kirkbride Asset Manage-
ment, Inc. (2000-2004); Counsel to NYS
Workers Compensation Board (1995-1999);
Director of Corporate Governance, Office of
State Comptroller (1985-1995); General
Counsel, New York State & Local Retire-
ment Systems (1979-1985)

(1) Messrs. Ferenbach and Kleinschmidt are interested Trustees as defined in Section 2(a)(19) of the Investment Company Act of 1940 because they serve as officers of the Trust and/or are employees of Tocqueville.

(2) Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s By-Laws and Declaration of Trust.

(3) The Fund complex consists of The Tocqueville Alexis Trust and The Tocqueville Trust, a registered investment company with five portfolios.

Additional information about the Funds’ Trustees and Officers is available in the Statement of Additional Information and is available, without charge, upon request, by calling 1-800-844-4836.

22     A N N U A L   R E P O R T      TOCQUEVILLE ALEXIS FUND

A D D I T I O N A L    I N F O R M A T I O N    ( U N A U D I T E D )

Investment Advisory Agreement Disclosure

On February 15, 2005, the Board of Trustees of The Tocqueville Alexis Trust (the “Trust”) approved the Investment Advisory Agreement with Tocqueville Asset Management L.P. (or “Tocqueville”).

In considering the nature, extent and quality of the services provided by Tocqueville Asset Management L.P., the Board of Trustees considered the reasonableness of Tocqueville’s advisory fee, in light of the extent and quality of Tocqueville’s advisory services; Tocqueville’s fee compared to fees charged to other comparable funds; economies of scale; the Fund’s performance under the management of Tocqueville and Mr. Ferenbach; the investment approach of Tocqueville and the knowledge and experience of Mr. Ferenbach; and certain direct and indirect benefits received by Tocqueville due to its relationship with the Trust. The Trustees also considered the financial strength, profitability and resources of Tocqueville; the history, reputation, qualifications and background of Tocqueville, as well as the qualifications of its personnel; and the historical nature and quality of services provided by Tocqueville. It was noted that the Fund continues to have a “5 Star” rating from Morningstar. Based, among other factors considered, on the performance of the Fund, Mr. Ferenbach’s experience as portfolio manager of the Fund and the reasonableness of the investment advisory fee charged to the Fund as compared to the investment advisory fees of comparable funds, the Trustees concluded that the advisory fees payable by the Trust would be reasonable and it was in the best interests of the Trust and its shareholders to approve the continuance of the Investment Advisory Agreement.

Important Tax Information

The Tocqueville Alexis Fund distributed a total Capital Gain Dividend of $1.3083 per share during the fiscal year ending October 31, 2005.

Because the Fund’s fiscal year is not the calendar year, Capital Gain Dividend distribution amounts to be used by calendar year taxpayers on their Federal income tax returns were reflected on 1099-DIV forms, which were mailed in January 2004.

Qualified Dividend Income

For taxable non-corporate shareholders, the distributed income and short-term capital gains representing qualified dividend income subject to the 15% rate category as of October 31, 2005 is 100.00%. This qualified dividend percentage is applicable to the Portfolio’s dividend distributions that were paid after December 31, 2004.

Proxy Voting Policies and Procedures

A description of the policies and procedures that The Tocqueville Alexis Trust uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by

TOCQUEVILLE ALEXIS FUND      A N N U A L   R E P O R T     23

A D D I T I O N A L    I N F O R M A T I O N    ( U N A U D I T E D )    ( c o n t ’ d . )

calling 1-800-355-7307. Information regarding how The Tocqueville Alexis Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling 1-800-355-7307 and it is also available on the SEC’s web site at http://www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund will be required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q for fiscal quarters ending on or after July 9, 2004. Once filed, the Fund’s Form N-Q will be available without charge, upon request on the SEC’s web site (http://www.sec.gov) and may be available by calling 1-800-844-4836. You can also obtain copies of the Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC’s Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfosec.gov. Quarterly portfolio holdings are also available on the website of The Tocqueville Funds, www.tocquevillefunds.com.

24     A N N U A L   R E P O R T      TOCQUEVILLE ALEXIS FUND

T H I S    P A G E    I N T E N T I O N A L L Y    L E F T    B L A N K .

T H I S    P A G E    I N T E N T I O N A L L Y    L E F T    B L A N K .

Tocqueville Alexis Fund

Tocqueville Asset Management L.P.
Investment Adviser

A N N U A L
R E P O R T

October 31, 2005

For Fund information,
prices and literature,
call 1-800-844-4836

For account balances and
other information about your
Tocqueville Alexis Fund account,
call 1-800-844-4836

This report is submitted for the
general information of shareholders
of Tocqueville Alexis Fund. It is not
authorized for distribution to pro
spective investors unless accompanied
or proceeded by an effective pro
spectus for Tocqueville Alexis Fund.
The prospectus includes more com
plete information about management
fees and expenses, investment ob
jectives, risks and operating policies
of Tocqueville Alexis Fund. Please
read the prospectus carefully.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s Principal Executive Officer and Principal Financial Officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that John McNiff is qualified to serve as an audit committee financial expert serving on its audit committee and that he is "independent," as defined in the instructions to this Item.

Item 4. Principal Accountant Fees and Services.

	FYE 10/31/05	FYE 10/31/04
4(a) Audit Fees	$40,000	$34,900
4(b) Audit Related Fees	$0	$0
4(c) Tax Fees	$6,700	$6,100
4(d) All Other Fees	$0	$0

“Tax Services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.

4(e)(1) The Audit Committee’s pre-approval policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X are disclosed below:

AUDIT COMMITTEE PRE-APPROVAL POLICY

OF

THE TOCQUEVILLE ALEXIS TRUST

Statement of Principles

The Audit Committee of The Tocqueville Alexis Trust (the “Trust”) is required to pre-approve all Covered Services (as defined below) in order to assure that the provision of the Covered Services does not impair the auditors' independence. Unless a type of service to be provided by the Trust's independent auditor (the "Independent Auditor") is pre-approved in accordance with the terms of this Audit Committee Pre-Approval Policy (is "Policy"), it will require specific pre-approval by the Audit Committee or by any member of the Audit Committee to which pre-approval authority has been delegated.

This Policy and the appendices to this Policy describe the audit, audit-related, tax and all other services that are Covered Services and that have been pre-approved under this Policy. The appendices hereto sometimes are referred to herein as the "Service Pre-Approval Documents". The term of any such pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. At its first meeting of each calendar year, the Audit Committee will review and re-approve this Policy and approve or re-approve the Service Pre-Approval Documents for that year, together with any changes deemed necessary or desirable by the Audit Committee. The Audit Committee may, from time to time, modify the nature of the services pre-approved, the aggregate level of fees pre-approved or both. The Audit Committee hereby directs that each version of this Policy and the Service Pre-Approval Documents approved, re-approved or amended from time to time be maintained with the books and records of the Trust.

Covered Services and Covered Entities

"Covered Services" means (A) all engagements for audit and non-audit services to be provided by the Independent Auditor to the Trust and (B) all engagements for non-audit services related directly to the operations and financial reporting or the Trust to be provided by the Independent Auditor to any Covered Entity, "Covered Entities" means (1) Tocqueville Asset Management, L.P. ("Tocqueville") or (2) any entity controlling, controlled by or under common control with Tocqueville that provides ongoing services to the Trust.

Delegation

In the intervals between the scheduled meetings of the Audit Committee, the Audit Committee delegates pre-approval authority under this Policy to the Chairman of the Audit Committee (the "Chairman"). The Chairman shall report any pre-approval decisions under this Policy to the Audit Committee at its next scheduled meeting. At each scheduled meeting, the Audit Committee will review with the Independent Auditor the Covered Services pre-approved by the Chairman pursuant to delegated authority, if any, and the fees related thereto. Based on these reviews, the Audit Committee can modify, at its discretion, the pre-approval originally granted by the Chairman pursuant to delegated authority. This modification can be to the nature of services pre-approved, the aggregate level of fees approved, or both. The Audit Committee expects pre-approval of Covered Services by the Chairman pursuant to this delegated authority to be the exception rather than the rule and may modify or withdraw this delegated authority at any time the Audit Committee determines that it is appropriate to do so.

Pre-Approved Fee Levels

Fee levels for all Covered Services to be provided by the Independent Auditor and pre-approved under this Policy will be established annually by the Audit Committee and set forth in the Service Pre-Approval Documents. Any increase in pre-approved fee levels will require specific pre-approval by the Audit Committee (or the Chairman pursuant to delegated authority).

Audit Services

The terms and fees of the annual Audit services engagement for the Trust are subject to the specific pre-approval of the Audit Committee. The Audit Committee (or the Chairman pursuant to delegated authority) will approve, if necessary, any changes in terms, conditions or fees resulting from changes in audit scope, Trust structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, any other Audit services for the Trust not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

Audit-Related Services

Audit-Related services are assurance and related services that are not required for the audit, but are reasonably related to the performance of the audit or review of the financial statements of the Trust and, to the extent they are Covered Services, the other Covered Entities or that are traditionally performed by the Independent Auditor. Audit-Related services that are Covered Services and are not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

Tax Services

The Audit Committee believes that the Independent Auditor can provide Tax services to the Covered Entities such as tax compliance, tax planning and tax advice without impairing the auditor's independence. However, the Audit Committee will not permit the retention of the Independent Auditor in connection with a transaction initially recommended by the Independent Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. Tax services that are Covered Services and are not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

All Other Services

All other services that are Covered Services and are not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

Procedures

Requests or applications to provide Covered Services that require approval by the Audit Committee (or the Chairman pursuant to delegated authority) must be submitted to the Audit Committee or the Chairman, as the case may be, by both the Independent Auditor and the Chief Financial Officer of the respective Covered Entity, and must include a joint statement as to whether, in their view, (a) the request or application is consistent with the SEC's rules on auditor independence and (b) the requested service is or is not a non-audit service prohibited by the SEC. A request or application submitted to the Chairman between scheduled meetings of the Audit Committee should include a discussion as to why approval is being sought prior to the next regularly scheduled meeting of the Audit Committee.

4(e)(2) None.

4(f) Not applicable.

4(g) The amount of non-audit fees that were billed by the registrant's accountant for services rendered to (i) the registrant, and (ii) the registrant's investment adviser and any control person of the adviser that provides ongoing services to the registrant for the fiscal year ended October 31, 2005 were $0 and $40,000, respectively. The amount of non-audit fees that were billed by the registrant's accountant for services rendered to (i) the registrant, and (ii) the registrant's investment adviser and any control person of the adviser that provides ongoing services to the registrant for the fiscal year ended October 31, 2004 were $0 and $30,000, respectively.

4(h) The registrant's audit committee has considered whether its principal accountant's provision of non-audit services that were rendered to the registrant's investment adviser, and any control persons of the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(g) of Schedule 14A, or this Item 10.

Item 11. Controls and Procedures.

(a)
The registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the design and operation of the registrant's disclosure controls and procedures within 90 days of the filing and have concluded that the registrant’s disclosure controls and procedures were effective in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported on a timely basis.

(b)
There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto. Filed herewith.

(2) Certifications of Principal Executive Officer and Principal Financial Officer, under Rule 30a-2 of the Investment Company Act of 1940. Filed herewith.

(3) Not applicable to open-end investment companies.

(b)	Certifications of Principal Executive Officer and Principal Financial Officer, under Section 906 of the Sarbanes-Oxley Act of 2002 and 18 U.S.C. § 1350. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Tocqueville Alexis Trust

By (Signature and Title) s/ Colin C. Ferenbach
                                                Colin C. Ferenbach , President

Date   1/6/06

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Colin C. Ferenbach
                                                 Colin C. Ferenbach, President

Date      1/6/06
By (Signature and Title) _ /s/ John P. Cassidy
John P. Cassidy, Treasurer

Date     1/6/06